                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549

                                   ---------------

                                       FORM 8-K


                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported):  April 14, 1997


                              Hilton Hotels Corporation
                             ----------------------------
                             (Exact Name of Registrant as
                                Specified in Charter)




            Delaware               1-3427               36-2058176
         -----------------       -----------          -------------
          (State or Other        (Commission          (IRS Employer
          Jurisdiction of           File              Identification
          Incorporation)            Number)                 No.)



                               9336 Civic Center Drive
                           Beverly Hills, California  90210
                           ---------------------------------
                                (Address of Principal
                                  Executive Offices)



                                    (310) 278-4321
                               -----------------------
                               (Registrant's telephone
                             number, including area code)


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ITEM 5.  OTHER EVENTS.

    (a) Registrant has entered into a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch & Co., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan & Co., Lehman Brothers Inc., Salomon Brothers Inc. and Schroder Wertheim & Co. and referenced as Exhibit 1.1 to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         7(c) Exhibits.

              1.01 Purchase Agreement.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HILTON HOTELS CORPORATION



                             By: /s/ Scott A. LaPorta
                                 ---------------------------------
                                  Name:  Scott A. LaPorta
Dated:  April 14, 1997            Title: Senior Vice President and
                                           Treasurer